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                                                                    EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18.U.S.C. SECTION 1350, AS
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Brian T. Crowley, certify that:

1. I have read this quarterly report on Form 10-Q of BSQUARE Corporation;

2. To my knowledge, this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3. To my knowledge, the information in this report fairly presents, in all material respects, the financial condition and results of operations as of June 30, 2003.

Date: August 14, 2003






/s/ Brian T. Crowley
-------------------------------------
Brian T. Crowley,
Chief Executive Officer

This certification is accompanying the Form 10-Q solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document.

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